SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): January 7, 1997
                                                          ---------------


                         General Instrument Corporation
                         ------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                  1-5442                   13-3575653
--------                                  ------                   ----------
(State or other jurisdiction of   (Commission File No.)         (I.R.S. Employer
incorporation)                                               Identification No.)




8770 West Bryn Mawr Avenue, Chicago, Illinois                           60631
---------------------------------------------                           -----
(Address of principal executive office)                               (Zip Code)


                                 (773)-695-1000
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5   Other Events
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     The  Registrant  hereby  incorporates  by reference the  description of the matters set forth in its press release dated January 7, 1997 (such press release being Exhibit 99 attached hereto).

Item 7   Financial Statements and Exhibits
------   ---------------------------------

         (c)      Exhibits
                  --------

         99       Registrant's press release dated January 7, 1997


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GENERAL INSTRUMENT CORPORATION



                                     By:  /s/Paul J. Berzenski
                                          --------------------
                                          Paul J. Berzenski
                                          Vice President and  Controller







DATE:  January 7, 1997

                                  EXHIBIT INDEX


                                                                      Sequential
                                                                      Page
No.                        Exhibits                                   No.
---                        --------                                   ----------

 99                        The Registrant's press release dated       4
                           January 7, 1997